Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Operating expenses:
Research and development	$ (1,809,044)	$ (2,254,244)	$ (8,243,571)
Operating Expenses	(6,690,509)	(4,837,653)	(7,506,161)
Total operating expenses	(8,499,553)	(7,091,897)	(15,749,732)
Other income/(expense):
Finance expense (net)	(442,117)	(878,174)	(1,053,313)
Loss from operations before income taxes	(8,941,670)	(7,970,071)	(16,803,045)
Income tax	(7,987)	3,263,779	(22,416)
Loss for the year	(8,949,657)	(4,706,292)	(16,825,461)
Other Comprehensive loss:
Exchange differences on translating foreign operations	(659,139)	(158,973)	141,095
Comprehensive loss	$ (9,608,796)	$ (4,865,265)	$ (16,684,366)
Basic loss per share attributable to common shareholders	$ (0.24)	$ (0.12)	$ (0.57)
Diluted loss per share attributable to common shareholders	$ (0.24)	$ (0.12)	$ (0.57)